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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 15, 1996



                               Craig Corporation
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            (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-6123                                            95-1620188
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(Commission File Number)                    (I.R.S. Employer Identification No.)


550 South Hope Street, Suite 1825, Los Angeles, California           90071
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      (Address of Principal Executive Offices)                    (Zip Code)


                                 (213) 239-0555
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               Registrant's Telephone Number, Including Area Code


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         (Former Name or Former Address, if Changed Since Last Report)
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                                                                     Page 2 of 3

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 15, 1996, Craig Corporation ("Craig") conveyed 1,329,114 shares of Citadel Holding Corporation ("Citadel") 3% Cumulative Voting Convertible Preferred Stock and its 50% ownership interest in Reading International Cinemas LLC to Reading Entertainment, Inc. ("Reading") (formerly Reading Company) in exchange for 125,098 shares of Reading Series B Voting Cumulative Convertible Preferred Stock (the "Series B Preferred Stock") and 563,210 shares of Reading Common Stock. Contemporaneously therewith, Craig Management, Inc., a wholly owned subsidiary of Craig ("CMI") contributed its 693,650 shares of Stater Bros. Holdings Inc. Series B Preferred Stock to Reading in exchange for 424,902 shares of Reading Series B Preferred Stock and 1,912,980 shares of Reading Common Stock.

     The transactions described above were part of a transaction among Craig, CMI, Citadel, Citadel Acquisition Corporation, Inc., a wholly owned subsidiary of Citadel, Reading and Reading Company (the "Stock Transactions"). The Stock Transactions are described in detail, including all of the information required to be disclosed in this Item 2, in the Registration Statement incorporated herein by reference as Exhibit 1 and made a part hereof.

     The Board of Directors of Craig formed an Independent Committee consisting of William D. Gould, Gerard Laheney and Ralph B. Perry III. The Independent Committee retained financial and legal advisors and based upon various factors, including the advice of its financial advisors that the Stock Transactions with respect to Craig and CMI were fair from a financial point of view to Craig unanimously recommended that the Board of Directors approve the Stock Transactions. After receiving that recommendation, the Craig Board of Directors unanimously approved the Stock Transactions. Mr. James J. Cotter and S. Craig Tompkins, Chairman of the Board and President and a Director, respectively, were Chairman of the Board and President and a Director, respectively, of Reading Company at the time of the approval and consummation of the Stock Transactions. Messrs. Cotter and Tompkins currently occupy the same positions at Reading.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro forma financial information:
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                                                                     Page 3 of 3

         Craig will file such financial statements as are required by Item 7(b) no later than 60 days after the filing of this Form 8-K.

     (c) Exhibits:  The following exhibits are filed with this report:
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         Exhibit 1 -  Reading Entertainment, Inc. Form S-4 Registration
Statement dated October 4, 1996 (No. 333-13413) on file with the Securities and Exchange Commission is, except for (i) Exhibits H, I, J, K, L, M and N to the Proxy Statement/Prospectus included as part of said Registration Statement and
(ii) Part II to said Registration Statement, hereby incorporated herein by reference and made a part hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           CRAIG CORPORATION

Date: October 30, 1996     By:  /s/ S. Craig Tompkins
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                                S. Craig Tompkins,  President